August 22, 2002


Ventures-National Incorporated
5525 South 900 East, #110
Salt Lake City, Utah 84117

Re: Option Agreement respecting the Agreement and Plan of Merger ("Merger Agreement"), between Ventures-National Incorporated, a Utah corporation ("Ventures"), Titan EMS Acquisition Corp., a Delaware corporation ("Acquisition") and a wholly owned subsidiary of Ventures, and Titan EMS, Inc., a Delaware corporation ("Titan"), and the Consulting Agreement, dated as of July 29, 2002, (the "Consulting Agreement") with Jenson Services, Inc., a Utah and financial consulting corporation ("Jenson Services"), and its principals, employees and legal counsel

Gentlemen:

          Whereas, pursuant to the above referenced Consulting Agreement, the undersigned persons were issued, among other securities, 200,000 shares of "restricted securities" that are shares of common stock of Ventures as outlined below therein, and a copy of which is attached hereto and incorporated herein by reference as Exhibit A; and

          Whereas, subject to the satisfaction of certain conditions outlined herein, the undersigned respectively desire to grant to Ventures an option to repurchase these 200,000 shares on the terms and for the consideration outlined herein;

          Now, therefore, in consideration of the mutual covenants and agreements contained herein, and in further consideration of the Merger Agreement and the execution and delivery of the Consulting Agreement, the undersigned do hereby respectively agree as follows:

          Provided that the common stock of Ventures that at the date hereof is publicly traded on the OTC Electronic Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD") or any other national medium, including without limitation, electronic trading markets monitored by the National Association of Securities Dealers, Inc. or a national securities exchange on which such securities become hereafter listed during the one year period following the Effective Time (as defined in the Merger Agreement) at an average volume of in excess of 15,000 shares per day and a bid price of in excess of $5.00 for 20 consecutive trading days, the undersigned hereby respectively grants to Ventures the option to repurchase these 200,000 shares at a price of $7.50 per share for a period of one year from the Effective Time.

          Payment in the event of exercise shall be by cash, cashiers' check or wire transfer in exchange for duly endorsed and medallion guaranteed stock certificates delivered in blank or with Ventures' name inserted as the transferee.

          The undersigned respectively agree that the stock certificates to represent the 200,000 "restricted securities" that were issued under the Consulting Agreement shall be held in escrow by Interwest Transfer Company for a period of one year from the effective date of the Merger Agreement, or until the options granted herein have been exercised or have expired.

          Ventures agrees as further consideration for the options granted herein that in the event Ventures effects a reverse split of its outstanding securities at any time within 12 months of the effective date of the Merger Agreement, Ventures guarantees to replace all of the shares of common stock of the undersigned that are still owned by each or any of them at the time of any such reverse split unless prior written consent is received by Ventures from Jenson Services.

          At any time, and from time to time, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any securities covered hereby or otherwise to carry out the intent and purposes of this Agreement, in the event that the options granted herein become effective and are exercised.

          Any failure on the part of any party hereto to comply with any of his or its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          Each party represents to the other party hereunder that no broker or finder has acted for him or it in connection with this Agreement, and agrees to indemnify and hold harmless the other party against any fee, loss or expense arising under this Agreement out of claims by brokers or finders employed or alleged to have been employed by him or it.

          All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, to the addresses of the undersigned set forth in Exhibit, unless advised in writing to the contrary.

          This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transaction contemplated herein or the subject matter hereof.

          This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah, without giving effect to principles of conflicts of laws.

          This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

          This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          In the event of default hereunder by either party, the prevailing party in any proceeding to enforce this Agreement shall be entitled to recover attorney's fees and costs and such other damages as may have been caused by the default of the defaulting party.

                              JENSON SERVICES, INC.

                              By  /s/ Duane S. Jenson
                              Its President

                              /s/ Duane S. Jenson
                              Duane S. Jenson

                              /s/ Jeffrey D. Jenson
                              Jeffrey D. Jenson

                              /s/ Travis T. Jenson
                              Travis T. Jenson

                              /s/ Thomas J. Howells
                              Thomas J. Howells

                              /s/ James P. Doolin
                              James P. Doolin

                              /s/ Leonard W. Burningham
                              Leonard W. Burningham, Esq.

                              VENTURES-NATIONAL INCORPORATED

                              By  /s/ John Winchester
                              Its President

                              INTERWEST TRANSFER COMPANY


                              By: /s/ Kurt Hughes
                              Its President

ADDENDUM TO OPTION AGREEMENT




Ventures-National Incorporated
5525 South 900 East, #110
Salt Lake City, Utah 84117

Jenson Services, Inc.
Duane S. Jenson
Jeffrey D. Jenson
Travis T. Jenson
Thomas J. Howells
James P. Doolin
Leonard W. Burningham

Re: Option Agreement respecting the Agreement and Plan of Merger ("Merger Agreement") between Ventures-National Incorporated, a Utah corporation ("Ventures"), Titan EMS Acquisition Corp., a Delaware corporation ("Acquisition"), and Titan EMS, Inc., a Delaware corporation ("Titan"), and the Consulting Agreement, dated as of July 29, 2002, (the "Consulting Agreement") with Jenson Services, Inc., a Utah and financial consulting corporation ("Jenson Services"), and its principals, employees and legal counsel

Gentlemen:

         The undersigned, Interwest Transfer Company, agrees to act as the Escrow Agent with respect to the above referenced Option Agreement, provided that it shall have no liability for failure to release the applicable stock certificates unless and until it shall have received duly signed authorized releases from all of the respective parties respecting compliance, exercise and/or termination of the subject options granted therein.

                             INTERWEST TRANSFER COMPANY


                             By/s/Kurt Hughes

                             Its:  President